UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2006

Loudeye Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29583	91-1908833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1130 Rainier Avenue South, Seattle, Washington		98144
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 832-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 9, 2006, Loudeye Corp. received notification from the Nasdaq Stock Market that the company has regained compliance with the Nasdaq's minimum bid price rule. Loudeye’s closing stock price has been at or above the minimum bid price requirement of $1.00 for 10 or more consecutive trading days. Accordingly, Loudeye is currently in full compliance with all listing requirements of the Nasdaq Capital Market and Nasdaq's delisting matter has been closed.

A copy of Loudeye's press release dated June 12, 2006, announcing regained compliance with Nasdaq listing requirements is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

(d) Press release dated June 12, 2006 regarding Nasdaq listing compliance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

June 12, 2006	By:	Eric S. Carnell

Name: Eric S. Carnell
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 12, 2006 regarding Nasdaq listing compliance